EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Felipe A. Pati, President, Chief Executive Officer and Director of Digital Valleys Corp. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (a) the annual report on Form 10-K of the Company, for the year ended April 30, 2009, and to which this certification is attached as Exhibit 32 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Felipe A. Pati
   ---------------------------------------------------
Name:  Felipe A. Pati
Title: President Treasurer, Secretary, and Director
       (Principal Executive and Principal Financial
       and Accounting Officer)

Date:  August 7, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of this Form 10-K), irrespective of any general incorporation language contained in such filing.